Exhibit 99.1

FOR IMMEDIATE RELEASE

MIRANT AND RRI ENERGY STOCKHOLDERS APPROVE MERGER PROPOSALS

ATLANTA, GA and HOUSTON, TX — October 25, 2010 — Mirant Corporation (NYSE: MIR) and RRI Energy, Inc. (NYSE: RRI) announced today that stockholders of both companies have approved the proposals related to their proposed merger to form GenOn Energy, Inc. All proposals considered at each company’s special meeting of stockholders passed by substantial margins.

The merger remains subject to customary closing conditions, including the completion of review and clearance by the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Mirant and RRI Energy expect to complete the merger by the end of the year.

About Mirant Corporation

Mirant is a competitive energy company that produces and sells electricity in the United States. Mirant owns or leases more than 10,000 megawatts of electric generating capacity. The company operates an asset management and energy marketing organization from its headquarters in Atlanta. For more information, please visit http://www.mirant.com.

About RRI Energy, Inc.

RRI Energy, based in Houston, provides electricity to wholesale customers in the United States. The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. RRI Energy routinely posts all important information on its Web site at http://www.rrienergy.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These forward-looking statements involve a number of risks and uncertainties. RRI Energy and Mirant caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about RRI Energy’s and Mirant’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in RRI Energy’s and Mirant’s filings with the Securities and Exchange Commission (SEC). These include risks and uncertainties relating to: the risk that Mirant or RRI Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the financing or merger may not be satisfied; the ability to resolve any litigation related to the merger; the timing to consummate the proposed merger; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-167192) that was filed by RRI Energy with the SEC in connection with the merger, and of each of RRI Energy’s and Mirant’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and neither RRI Energy nor Mirant undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger between RRI Energy and Mirant, RRI Energy filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of RRI Energy and Mirant and that also constitutes a prospectus of RRI Energy. The registration statement was declared effective by the SEC on September 13, 2010. RRI Energy and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that is a part of the registration statement, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from RRI Energy’s website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings,” and from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”

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CONTACTS

Media Inquiries:
Brandy Bergman/David Reno/Robin Weinberg
Sard Verbinnen & Co
tel: 212-687-8080

Mirant Investor Inquiries:	RRI Energy Investor Inquiries:
Steve Himes	Dennis Barber
Mirant Corporation	RRI Energy, Inc.
tel: 678-579-3655	tel: 832-357-3042
e-mail: steve.himes@mirant.com	e-mail: dbarber@rrienergy.com